COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
8.	COMMITMENTS AND CONTINGENCIES

Legal Matters

Apache is party to various legal actions arising in the ordinary course of business, including litigation and governmental and regulatory controls. The Company has an accrued liability of approximately $10 million for all legal contingencies that are deemed to be probable of occurring and can be reasonably estimated. Apache’s estimates are based on information known about the matters and its experience in contesting, litigating, and settling similar matters. Although actual amounts could differ from management’s estimate, none of the actions are believed by management to involve future amounts that would be material to Apache’s financial position, results of operations, or liquidity after consideration of recorded accruals. For material matters that Apache believes an unfavorable outcome is reasonably possible, the Company has disclosed the nature of the matter and a range of potential exposure, unless an estimate cannot be made at this time. It is management’s opinion that the loss for any other litigation matters and claims that are reasonably possible to occur will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

Argentine Environmental Claims and Argentine Tariff

On March 12, 2014, the Company and its subsidiaries completed the sale of all of the Company’s subsidiaries’ operations and properties in Argentina to YPF Sociedad Anonima (YPF). As part of that sale, YPF assumed responsibility for all of the past, present, and future litigation in Argentina involving Company subsidiaries, except that Company subsidiaries have agreed to indemnify YPF for certain environmental, tax, and royalty obligations capped at an aggregate of $100 million. The indemnity is subject to specific agreed conditions precedent, thresholds, contingencies, limitations, claim deadlines, loss sharing, and other terms and conditions. On April 11, 2014, YPF provided its first notice of claims pursuant to the indemnity. Company subsidiaries have not paid any amounts under the indemnity but will continue to review and consider claims presented by YPF. Further, Company subsidiaries retain the right to enforce certain Argentina-related indemnification obligations against Pioneer Natural Resources Company (Pioneer) up to $67.5 million pursuant to the terms and conditions of stock purchase agreements entered in 2006 between Company subsidiaries and Pioneer subsidiaries.

The litigation that YPF assumed responsibility for, as explained above, includes the previously-reported ASSUPA and Enargas matters:

In connection with the acquisition from Pioneer in 2006, the Company acquired a subsidiary of Pioneer in Argentina (PNRA) that is involved in various administrative proceedings with environmental authorities in the Neuquén Province relating to permits for and discharges from operations in that province. In addition, PNRA was named in a lawsuit initiated against oil companies operating in the Neuquén basin entitled Asociación de Superficiarios de la Patagonia v YPF S.A., et. al., originally filed on August 21, 2003, in the Argentine National Supreme Court of Justice. The plaintiffs, a private group of landowners known as ASSUPA, also named the national government and several provinces as third parties. The lawsuit alleges injury to the environment generally by the oil and gas industry. The plaintiffs principally seek from all defendants, jointly, (i) the remediation of contaminated sites, of the superficial and underground waters, and of soil that allegedly was degraded as a result of deforestation, (ii) if the remediation is not possible, payment of an indemnification for the material and moral damages claimed from defendants operating in the Neuquén basin, of which PNRA is a small portion, (iii) adoption of all the necessary measures to prevent future environmental damages, and (iv) the creation of a private restoration fund to provide coverage for remediation of potential future environmental damages. Much of the alleged damage relates to operations by the Argentine state oil company, which conducted oil and gas operations throughout Argentina prior to its privatization, which began in 1990. ASSUPA in 2012 asserted similar lawsuits and claims against numerous oil and gas producers relating to other geographic areas of Argentina, including claims against a Company subsidiary relating to the Austral basin. It is not certain exactly what the courts will do in these matters as the lawsuit relating to the Neuquén basin is the first of its kind. While it is possible YPF may incur liabilities related to the environmental claims and then seek indemnity from Company subsidiaries as described above, no reasonable prediction can be made as the exposure related to these lawsuits is not currently determinable. Company subsidiaries reserve all rights.

Enargas, an autonomous entity that functions under the Argentine Ministry of Economy, issued administrative orders pursuant to national executive Decree No. 2067/2008 creating a tariff charge on all fuel gas used by oil and gas producers in field operations effective December 1, 2011. The tariff charge, which is applicable to the operations of the YPF-acquired Company affiliates in Argentina, totaled approximately $39.5 million at the time of the sale to YPF, of which $11 million had been paid. The YPF-acquired Company affiliates initiated legal proceedings in the Provinces of Neuquén and Tierra del Fuego challenging the Enargas tariff charge and obtained temporary injunctive relief that prohibits the collection of the charges pending final rulings on the merits of the legal challenges. It is possible YPF may incur liabilities related to the Enargas tariffs and then seek indemnity from Company subsidiaries as described above. Company subsidiaries reserve all rights.

U.S. Royalty Litigation

In Foster v. Apache Corporation, Civil Action No. CIV-10-0573-HE, in the United States District Court for the Western District of Oklahoma, on August 20, 2012, the United States District Court for the Western District of Oklahoma denied plaintiff’s motion for class certification. The plaintiff filed a motion for reconsideration, which was also denied, and petitioned the United States Court of Appeals for the Tenth Circuit to accept an appeal of the District Court’s ruling denying class certification. The plaintiff withdrew the petition to appeal following decisions on July 8, 2013, by the United States Court of Appeals for the Tenth Circuit to vacate District Court class certification orders in two unrelated lawsuits – Wallace B. Roderick Revocable Living Trust v. XTO Energy, Inc., No. 12-3176, and Chieftain Royalty Company v. XTO Energy, Inc., No. 12-7047. The plaintiff and Apache recently filed a joint stipulation to dismiss the Foster lawsuit with prejudice, which concludes the matter.

Louisiana Restoration

Numerous surface owners have filed claims or sent demand letters to various oil and gas companies, including Apache, claiming that, under either expressed or implied lease terms or Louisiana law, they are liable for damage measured by the cost of restoration of leased premises to their original condition as well as damages from contamination and cleanup, regardless of the value of the underlying property. Because the Company has continuing operations in Louisiana, from time-to-time restoration lawsuits and claims are resolved by the Company for amounts that are not material to the Company while new lawsuits and claims are asserted against the Company. With respect to each of the pending lawsuits and claims, the amount claimed is not currently determinable or is not material, except that in a lawsuit captioned Ardoin Limited Partnership et al. v. Meridian Resources & Exploration et al., Case No.10-18692, in the District Court of Cameron Parish, Louisiana, the plaintiffs’ expert opined that the cost to restore plaintiffs’ property would be approximately $61 million. Prior to trial the court granted Apache’s motions to dismiss the plaintiffs’ claims against Apache. Plaintiffs then settled with the other defendant in the case, BP America, Inc. (BP). BP has demanded that Apache indemnify it for the amount of its settlement with plaintiffs, which is not material to Apache. Apache has rejected BP’s indemnity claim and, further, Apache has demanded that Wagner Oil Company (which purchased Apache’s interest in the subject property) indemnify Apache from and against BP’s claim.

On July 24, 2013, a lawsuit captioned Board of Commissioners of the Southeast Louisiana Flood Protection Authority – East v. Tennessee Gas Pipeline Company et al., Case No. 2013-6911 was filed in the Civil District Court for the Parish of Orleans, State of Louisiana, in which plaintiff on behalf of itself and as the board governing the levee districts of Orleans, Lake Borgne Basin, and East Jefferson alleges that Louisiana coastal lands have been damaged as a result of oil and gas industry activity, including a network of canals for access and pipelines. The plaintiff seeks damages and injunctive relief in the form of abatement and restoration based on claims of negligence, strict liability, natural servitude of drain, public nuisance, private nuisance, and breach of contract – third party beneficiary. Apache has been indiscriminately named as one of approximately 100 defendants in the lawsuit. Defendant Chevron U.S.A., Inc. filed a notice to remove the case to the United States District Court for the Eastern District of Louisiana, civil action No. 13-5410. The overall exposure related to this lawsuit is not currently determinable. While an adverse judgment against Apache might be possible, Apache intends to vigorously defend the case.

On November 8, 2013, the Parish of Plaquemines in Louisiana filed three lawsuits against the Company and other oil and gas producers alleging that certain of defendants’ oil and gas exploration, production, and transportation operations in specified fields were conducted in violation of the State and Local Coastal Resources Management Act of 1978, as amended, and applicable regulations, rules, orders, and ordinances promulgated or adopted thereunder by the State of Louisiana or the Parish of Plaquemines. The plaintiff alleges that defendants caused substantial damage to land and water bodies located in the coastal zone of Louisiana. The plaintiff seeks, among other things, unspecified damages for alleged violations of applicable state law within the coastal zone, the payment of costs necessary to clear, re-vegetate, detoxify, and otherwise restore the subject coastal zone as near as practicable to its original condition, and actual restoration of the coastal zone to its original condition. The lawsuits were all filed in Division A of the 25th Judicial District Court for the Parish of Plaquemines, State of Louisiana, and are captioned as follows: Parish of Plaquemines v. Rozel Operating Company et al., Docket No. 60-996; Parish of Plaquemines v. Apache Oil Corporation et al., Docket No. 61-000; and Parish of Plaquemines v. HHE Energy Company et al., Docket No. 60-983. Defendants have filed notices to remove the cases to the United States District Court for the Eastern District of Louisiana, civil action Nos. 13-6722, 13-6711, and 13-6735. The plaintiff has moved to remand each of the lawsuits to state court, and plaintiff’s motions are pending. Many similar lawsuits have been filed against other oil and gas producers in the Parish of Plaquemines and in other Parishes across south Louisiana. The overall exposure related to these lawsuits is not currently determinable. While an adverse judgment against Apache might be possible, Apache intends to vigorously defend the cases.

The overall exposure related to these lawsuits and claims is not currently determinable. While an adverse judgment against Apache is possible, Apache intends to actively defend the cases.

Hurricane-Related Litigation

On May 27, 2011, a lawsuit captioned Comer et al. v. Murphy Oil USA, Inc. et al., Case No. 1:11-cv-220 HS0-JMR, in the United States District Court for the Southern District of Mississippi, was filed in which certain named residents of Mississippi, as plaintiffs, alleged that the oil, coal, and chemical industries are responsible for global warming, which they claim caused or increased the effect of Hurricane Katrina, allegedly resulting among other things in economic losses and increased insurance premiums. Plaintiffs sought class certification, damages for losses sustained, a declaration that state law tort claims are not pre-empted by federal law, and punitive and exemplary damages. Apache was one of numerous defendants. The District Court granted defendants’ motion to dismiss plaintiffs’ claims. Plaintiffs appealed the decision to the United States Court of Appeals for the Fifth Circuit, which affirmed dismissal of the suit. Plaintiffs did not appeal further, thus concluding the matter. A similar action filed by Comer et al. was previously dismissed in 2011.

Australia Gas Pipeline Force Majeure

In June 2008, Company subsidiaries reported a pipeline explosion that interrupted deliveries of natural gas to customers under various long-term contracts. Company subsidiaries believe that the event was a force majeure, and as a result, the subsidiaries and their joint venture participants declared force majeure under those contracts.

On December 16, 2009, a natural gas customer, Burrup Fertilisers Pty Ltd (Burrup Fertilisers), filed a lawsuit on behalf of itself and certain of its underwriters at Lloyd’s of London and other insurers, against the Company and its subsidiaries in Texas state court, in a case captionedBurrup Fertilisers Pty Ltd v. Apache Corporation, Apache Energy Limited, and Apache Northwest Pty Ltd, Cause No. 2009-79834, in the District Court of Harris County, Texas. The lawsuit concerned the interruption of deliveries of natural gas to Burrup Fertilisers following the pipeline explosion. Burrup Fertilisers and its underwriters asserted claims for negligence, breach of contract, alter ego, single business enterprise, res ipsa loquitur, and gross negligence/exemplary damages, and sought to recover unspecified actual damages, cost of repair and replacement, exemplary damages, lost profits, loss of business goodwill, value of the gas lost under the Gas Supply and Purchase Agreement (GSA), interest, and court costs. On March 22, 2013, Burrup Fertilisers agreed to dismiss its Texas lawsuit based on Apache Corporation’s motion to dismiss on the ground offorum non conveniens. Accordingly, the District Court entered an agreed order dismissing Burrup Fertilisers’ Texas lawsuit on the ground of forum non conveniens. By its terms, the order of dismissal does not prevent Burrup Fertilisers from re-filing its lawsuit in the civil courts of Western Australia.

On March 24, 2011, another natural gas customer, Alcoa of Australia Limited (“Alcoa”) filed a lawsuit captioned Alcoa of Australia Limited vs. Apache Energy Limited, Apache Northwest Pty Ltd, Tap (Harriet) Pty Ltd, and Kufpec Australia Pty Ltd, Civ. 1481 of 2011, in the Supreme Court of Western Australia. The lawsuit concerns the interruption of deliveries of natural gas to Alcoa under two long-term contracts. Alcoa challenges the declaration of force majeure and the validity of the liquidated damages provisions in the contracts. Alcoa asserts claims based on breach of contract, statutory duties, and duty of care. Alcoa seeks approximately $158 million AUD in general damages or, alternatively, approximately $5.7 million AUD in liquidated damages. On June 20, 2012, the Supreme Court struck out Alcoa’s claim that the liquidated damages provisions under two long-term contracts are unenforceable as a penalty and also struck out Alcoa’s claim for damages for breach of statutory duty. On September 17, 2013, the Western Australia Court of Appeal dismissed the Company subsidiaries’ appeal concerning Alcoa’s remaining tort claim for economic loss. On October 15, 2013, the Company subsidiaries applied to the High Court of Australia for leave to appeal. The applications for leave to appeal are pending. If the High Court does not grant leave to appeal at this time, all of the Company subsidiaries’ defenses remain intact for further proceedings at the trial court level.

On October 31, 2013, a third natural gas customer, Barrick (Plutonic) Limited (“Barrick”), filed a lawsuit captioned Barrick (Plutonic) Limited v. Apache Energy Limited, Apache Northwest Pty Ltd, Harriet (Onyx) Pty Ltd, and Kufpec Australia Pty Ltd , Civ. 2656 of 2013, in the Supreme Court of Western Australia. The lawsuit concerns the interruption of gas deliveries to Barrick under certain gas supply contracts. Barrick asserts tort claims against the Company’s subsidiaries and seeks approximately $19 million USD in general damages, including for alleged lost gold production at the Plutonic mine in Western Australia.

The Company and its subsidiaries do not believe that the Burrup Fertilisers, Alcoa, and Barrick claims have merit and will vigorously pursue their defenses against such claims.

Other customers have threatened to file suit challenging the declaration of force majeure under their contracts. At least one third party that is not a customer has also threatened to file suit. Contract prices under customer contracts are significantly below current prices for natural gas in Australia. In the event it is determined that the pipeline explosion was not a force majeure, Company subsidiaries believe that liquidated damages should be the extent of the damages under those long-term contracts with such provisions. Approximately 90 percent of the natural gas volumes sold by Company subsidiaries under long-term contracts have liquidated damages provisions. Contractual liquidated damages under the long-term contracts with such provisions would not be expected to exceed $50 million AUD exclusive of interest. This is a reduction from the previous estimate of $200 million AUD. No assurance can be given that customers would not assert claims in excess of contractual liquidated damages, and exposure related to such claims (or any claims by non-customers) is not currently determinable. While an adverse judgment against Company subsidiaries (and the Company, in the case of Burrup Fertilisers) is possible, the Company and Company subsidiaries do not believe any such claims would have merit and plan to vigorously pursue their defenses against any such claims.

In December 2008, the Senate Economics Committee of the Parliament of Australia released its findings from public hearings concerning the economic impact of the gas shortage following the explosion on Varanus Island and the government’s response. The Committee concluded, among other things, that the macroeconomic impact to Western Australia will never be precisely known, but cited to a range of estimates from $300 million AUD to $2.5 billion AUD consisting in part of losses alleged by some parties who have long-term contracts with Company subsidiaries (as described above), but also losses alleged by third parties who do not have contracts with Company subsidiaries (but who may have purchased gas that was re-sold by customers or who may have paid more for energy following the explosion or who lost wages or sales due to the inability to obtain energy or the increased price of energy). A timber industry group, whose members do not have a contract with Company subsidiaries, has announced that it intends to seek compensation for its members and their subcontractors from Company subsidiaries for $20 million AUD in losses allegedly incurred as a result of the gas supply shortage following the explosion. In Johnson Tiles Pty Ltd v. Esso Australia Pty Ltd [2003] VSC 27 (Supreme Court of Victoria, Gillard J presiding), which concerned a 1998 explosion at an Esso natural gas processing plant at Longford in East Gippsland, Victoria, the Court held that Esso was not liable for $1.3 billion AUD of pure economic losses suffered by claimants that had no contract with Esso, but was liable to such claimants for reasonably foreseeable property damage which Esso settled for $32.5 million AUD plus costs. In reaching this decision the Court held that third-party claimants should have protected themselves from pure economic losses, through the purchase of insurance or the installation of adequate backup measures, in case of an interruption in their gas supply from Esso. While an adverse judgment against Company subsidiaries is possible if litigation is filed, Company subsidiaries do not believe any such claims would have merit and plan to vigorously pursue their defenses against any such claims. Exposure related to any such potential claims is not currently determinable.

On October 10, 2008, the Australia National Offshore Petroleum Safety Authority (NOPSA) released a self-titled “Final Report” of the findings of its investigation into the pipeline explosion, prepared at the request of the Western Australian Department of Industry and Resources (DoIR). NOPSA concluded in its report that the evidence gathered to date indicates that the main causal factors in the incident were: (1) ineffective anti-corrosion coating at the beach crossing section of the 12-inch sales gas pipeline, due to damage and/or dis-bondment from the pipeline; (2) ineffective cathodic protection of the wet-dry transition zone of the beach crossing section of the 12-inch sales gas pipeline; and (3) ineffective inspection and monitoring by Company subsidiaries of the beach crossing and shallow water section of the 12-inch sales gas pipeline. NOPSA further concluded that the investigation identified that Apache Northwest Pty Ltd and its co-licensees may have committed offenses under the Petroleum Pipelines Act 1969, Sections 36A & 38(b) and the Petroleum Pipelines Regulations 1970, Regulation 10, and that some findings may also constitute non-compliance with pipeline license conditions.

On May 28, 2009, the Department of Mines and Petroleum (DMP) filed a prosecution notice in the Magistrates Court of Western Australia, charging Apache Northwest Pty Ltd and its co-licensees with failure to maintain a pipeline in good condition and repair under the Petroleum Pipelines Act 1969, Section 38(b). The maximum fine associated with the alleged offense was $50,000 AUD. The Company subsidiary did not believe that the charge had merit and vigorously pursued its defenses, resulting in the dismissal of the prosecution notice by the Magistrates Court of Western Australia on March 29, 2012.

NOPSA stated in its report that an application for renewal of the pipeline license (the “pipeline license”) covering the area of the Varanus Island facility was granted in May 1985 with 21 years validity, and an application for renewal of the pipeline license was submitted to DoIR by Company subsidiaries in December 2005 and remained pending at the time NOPSA issued its report. The application by Apache Northwest, Kufpec Australia Pty Ltd, and Tap (Harriet) Pty Ltd for renewal and variation of the pipeline license covering the area of the Varanus Island facility was granted on April 19, 2011, by the DMP. The period of the pipeline license is 21 years commencing April 20, 2011.

Company subsidiaries disagree with NOPSA’s conclusions and believe that the NOPSA report was premature, based on an incomplete investigation, and misleading. In a July 17, 2008, media statement, DoIR acknowledged, “The pipelines and Varanus Island facilities have been the subject of an independent validation report [by Lloyd’s Register] which was received in August 2007. NOPSA has also undertaken a number of inspections between 2005 and the present.” These and numerous other inspections, audits and reviews conducted by top international consultants and regulators did not identify any warnings that the pipeline had a corrosion problem or other issues that could lead to its failure. Company subsidiaries believe that the explosion was not reasonably foreseeable, and was not within the reasonable control of Company’s subsidiaries or able to be reasonably prevented by Company subsidiaries.

On January 9, 2009, the governments of Western Australia and the Commonwealth of Australia announced a joint inquiry to consider the effectiveness of the regulatory regime for occupational health and safety and integrity that applied to operations and facilities at Varanus Island and the role of DoIR, NOPSA, and the Western Australian Department of Consumer and Employment Protection. The joint inquiry’s report was published in June 2009.

On May 8, 2009, the government of Western Australia announced that the DMP would carry out “the final stage of investigations into the Varanus Island gas explosion.” Inspectors were appointed under the Petroleum Pipelines Act to coordinate the final stage of the investigations. That report, prepared by the inspectors in June 2009, was made public by the State government on May 24, 2012. Company subsidiaries disagree with the inspectors’ June 2009 conclusions. Two other government reports were not published by the State and were not referenced by the inspectors. The Magistrates Court of Western Australia subsequently ordered that both such reports could be released on the basis that the inspectors’ June 2009 report “came with some limitations” and the two other government reports “together were part and parcel if not the main reason or the only reason…certainly a significant contribution to the reason for the matter not proceeding to prosecution and trial.” In the first such report, the State’s senior investigator said in February 2009 that the prospects of a successful prosecution of Apache for failing to maintain the pipeline “would be slight.” In the second such report, the State’s lead corrosion expert concluded in July 2011 that Apache “had reasonable grounds to believe that the pipeline was in good repair” prior to the explosion.

Breton Lawsuit

On October 4, 2011, plaintiffs filed suit in Breton Energy, L.L.C. et al. v. Mariner Energy Resources, Inc., et al., Case 4:11-cv-03561, in the United States District Court for the Southern District of Texas, Houston Division, seeking compensation from defendants for allegedly depriving plaintiffs of rights to hydrocarbons in a reservoir described by plaintiffs as a common reservoir in West Cameron Blocks 171 and 172 offshore Louisiana in the Gulf of Mexico. In their original petition plaintiffs named, among others, Mariner Energy, Inc. and certain of its affiliates as defendants. On December 12, 2011, plaintiffs filed an amended petition to add as defendants Apache Corporation and Apache Shelf, Inc. as successors to the Mariner interests. On September 27, 2012, the court dismissed plaintiffs’ claims on various grounds, including for failure to state a claim upon which relief may be granted, while granting plaintiffs leave to amend their complaint within 30 days. On October 29, 2012, the plaintiffs filed an amended complaint. On May 28, 2013, the United States District Court for the Southern District of Texas dismissed the plaintiffs’ claims and entered judgment in favor of the defendants. On June 3, 2013, the plaintiffs filed a notice of appeal in the United States Court of Appeals for the Fifth Circuit. The appeal is pending. The exposure related to the re-filed lawsuit is not currently determinable. While an adverse judgment against Apache is possible, Apache intends to vigorously defend the case.

Escheat Audits

The State of Delaware, Department of Finance, Division of Revenue (Unclaimed Property), has notified numerous companies, including Apache Corporation, that the State will examine its books and records and those of its subsidiaries and related entities to determine compliance with the Delaware Escheat Laws. The review is being conducted by Kelmar Associates on behalf of the State of Delaware. At least 30 other states have retained their own consultants and have sent similar notifications. The scope of each state’s audit varies. The State of Delaware advises, for example, that the scope of its examination will be for the period 1981 through the present. It is possible that one or more of the audits could extend to all 50 states. The exposure related to the audits is not currently determinable.

Burrup-Related Gas Supply Lawsuits

On May 19, 2011, a lawsuit captioned Pankaj Oswal et al. v. Apache Corporation, Cause No. 2011-30302, in the District Court of Harris County, Texas, was filed in which plaintiffs asserted claims against the Company under the Australian Trade Practices Act. Following a hearing on March 22, 2013, the District Court on April 5, 2013, granted Apache Corporation’s motion to dismiss on the ground of forum non conveniens and entered an order dismissing the Texas lawsuit. On or about October 11, 2013, a statement of claim captioned Pankaj Oswal v. Apache Corporation, No. WAD 389/2013, in the Federal Court of Australia, District of Western Australia, General Division, was filed in which plaintiff Oswal once again asserts claims against the Company under the Australian Trade Practices Act. The Western Australia lawsuit is one of a number of legal actions involving the Burrup Fertilisers ammonia plant in Western Australia (the Burrup plant) founded by Oswal. Oswal’s shares, and those of his wife, together representing 65 percent of Burrup Holdings Limited (BHL, which owns Burrup Fertilisers), were offered for sale by externally-appointed administrators in Australia as a result of events of default on loans made to the Oswals by the Australia and New Zealand Banking Group Ltd (ANZ). In the Western Australia lawsuit, plaintiff Oswal alleges, among other things, that the Company induced him to make investments covering construction cost overruns on the ammonia plant that was completed in 2006. Plaintiff Oswal seeks damages in the amount of $491 million USD. The Company believes that the claims are without merit and intends to vigorously defend against them.

The Texas and Western Australia lawsuits relate to a pending action filed by Tap (Harriet) Pty Ltd (Tap) against Burrup Fertilisers Pty Ltd et al., Civ. 2329 of 2009, in the Supreme Court of Western Australia (the “Tap action”), seeking a declaratory judgment regarding its contractual rights and obligations under a gas sales agreement between Burrup Fertilisers and the Harriet Joint Venture (comprised of a Company subsidiary and two joint venture partners, Tap and Kufpec Australia Pty Ltd).

As part of the sale process described above, on January 31, 2012, a Company affiliate acquired a 49 percent interest in YPHPL, while Yara Australia Pty Ltd (Yara) increased its interest in YPHPL from 35 percent to 51 percent. Yara operates the ammonia plant and is proceeding with development of a technical ammonium nitrate (TAN) plant in the Burrup Peninsula region of Western Australia to be developed by a consortium including YPHPL. A Company affiliate’s existing agreement to supply gas to the ammonia plant has been modified (with, among other things, new pricing, delivery quantities, and term). YPHPL share ownership, and the modified gas supply agreement, continues to be the subject of ongoing litigation in Australia with third parties, including Pankaj and Radhika Oswal. Two such cases directly involve the Company or certain of its subsidiaries. In a case captioned Radhika Oswal v. Australia and New Zealand Banking Group Limited (ANZ) et al., No. SCI 2011 4653, in the Supreme Court of Victoria, the defendants include a Company affiliate. The Court has denied plaintiff’s application seeking to amend her statement of claim in order to add parties as defendants to the proceedings, including the Company and certain of its other subsidiaries. Similarly, in a companion case captioned Pankaj Oswal v. Australia and New Zealand Banking Group Limited (ANZ) et al., No. SCI 2012 01995, in the Supreme Court of Victoria, the Court has also denied plaintiff’s application seeking to amend his statement of claim in order to add parties as defendants to the proceedings, including the Company and certain of its subsidiaries. The plaintiffs, either in their original claims or in their proposed amended claims, seek to set aside the YPHPL share sale, void the modified gas sale agreement, and recover unspecified damages. The plaintiffs’ in both cases have sought leave to appeal the Court’s denial of their applications. The new gas supply agreement resolves counterclaims by Burrup Fertilisers against Apache and its affiliate in the Tap action. A Company subsidiary purchased Tap, which then modified its agreement to supply gas to the ammonia plant and resolved both Tap’s claims against Burrup Fertilisers and Burrup Fertilisers’ counterclaims against Tap in the Tap action. If Kufpec does not settle the remaining claims in the Tap action, it is expected that the trial court in the Tap action will issue its ruling in respect of phase 1 of those proceedings, which was tried in September 2011 and concerned construction of the original gas supply agreement.

Environmental Matters

The Company, as an owner or lessee and operator of oil and gas properties, is subject to various federal, provincial, state, local, and foreign country laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution clean-up resulting from operations and subject the lessee to liability for pollution damages. In some instances, the Company may be directed to suspend or cease operations in the affected area. We maintain insurance coverage, which we believe is customary in the industry, although we are not fully insured against all environmental risks.

Apache manages its exposure to environmental liabilities on properties to be acquired by identifying existing problems and assessing the potential liability. The Company also conducts periodic reviews, on a Company-wide basis, to identify changes in its environmental risk profile. These reviews evaluate whether there is a probable liability, the amount, and the likelihood that the liability will be incurred. The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation and the proportionate cost of employees who are expected to devote a significant amount of time directly to any possible remediation effort. As it relates to evaluations of purchased properties, depending on the extent of an identified environmental problem, the Company may exclude a property from the acquisition, require the seller to remediate the property to Apache’s satisfaction, or agree to assume liability for the remediation of the property. The Company’s general policy is to limit any reserve additions to any incidents or sites that are considered probable to result in an expected remediation cost exceeding $300,000. Any environmental costs and liabilities that are not reserved for are treated as an expense when actually incurred. In Apache’s estimation, neither these expenses nor expenses related to training and compliance programs are likely to have a material impact on its financial condition.

As of December 31, 2013, the Company had an undiscounted reserve for environmental remediation of approximately $93 million. Apache is not aware of any environmental claims existing as of December 31, 2013 that have not been provided for or would otherwise have a material impact on its financial position or results of operations. There can be no assurance however, that current regulatory requirements will not change or past non-compliance with environmental laws will not be discovered on the Company’s properties.

On May 25, 2011, a panel of the Bureau of Ocean Energy Management (BOEMRE, as it was then known) published a report dated May 23, 2011, and titled “OCS G-2580, Vermilion Block 380 Platform A, Incidents of Noncompliance.” The report concerned the BOEMRE’s investigation of a fire on the Vermilion 380 A platform located in the Gulf of Mexico. At the time of the incident, Mariner operated the platform. A small amount of hydrocarbons spilled from the platform into the surrounding water as a result of the incident, and 13 workers were rescued after evacuating the platform. The BOEMRE concluded in its investigation that the fire was caused by Mariner’s failure to adequately maintain or operate the platform’s heater-treater in a safe condition. The BOEMRE also identified other safety deficiencies on the platform. On December 27, 2011, the Bureau of Safety and Environmental Enforcement (BSEE, successor to BOEMRE) issued several Incidents of Non-Compliance, which may provide the basis for the assessment of civil penalties against Mariner. The Company’s subsidiary Apache Deepwater LLC, which acquired Mariner effective November 10, 2010, filed an appeal on August 31, 2012, contesting several of the Incidents of Non-Compliance. It is management’s opinion that any loss arising from this matter will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

On June 1, 2013, Apache Canada Ltd. discovered a leak of produced water from a below ground pipeline in the Zama Operations area in northern Alberta. The pipeline was associated with a produced water disposal well. The spill resulted in approximately 97 thousand barrels of produced water being released to the marsh land environment. The applicable government agencies were immediately notified of the event and the line was shut down. Apache Canada Ltd. investigated the leak while conducting clean up and monitoring activities in the affected area and communicating with appropriate parties, including regulatory and First Nation representatives. The investigation revealed a pinhole feature in the outer polyethylene liner of the composite flex line. While the exposure related to this incident is not currently determinable, the Company does not expect the economic impact of this incident to have a material effect on the Company’s financial position, results of operations, or liquidity.

Contractual Obligations

At December 31, 2013, contractual obligations for drilling rigs, purchase obligations, firm transportation agreements, and long-term operating leases are as follows:

Net Minimum Commitments	Total	2014	2015-2016	2017-2018	2019 & Beyond
	(In millions)
Drilling rig commitments(1)	$974	$376	$429	$157	$12
Purchase obligations(2)	1,759	1,002	533	204	20
Firm transportation agreements(3)	683	158	223	129	173
Office and related equipment(4)	391	46	101	95	149
Other operating lease obligations(5)	686	190	295	193	8

Total Net Minimum Commitments	$4,493	$1,772	$1,581	$778	$362

(1)	Includes day-rate and other contractual agreements with third party service providers for use of drilling, completion, and workover rigs.
(2)	Includes contractual obligations to buy or build oil and gas plants and facilities, LNG facilities, seismic and drilling work program commitments, take-or-pay contracts, and hydraulic fracturing services agreements.
(3)	Relates to contractual obligations for capacity rights on third-party pipelines.
(4)	Includes office and other building rentals and related equipment leases.
(5)	Includes commitments required to retain acreage and commitments associated with floating production storage and offloading vessels (FPSOs), compressors, helicopters, and boats.

The table above includes leases for buildings, facilities, and related equipment with varying expiration dates through 2035. Net rental expense was $81 million, $76 million, and $64 million for 2013, 2012, and 2011, respectively.